UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 27, 2005

Date of Report (Date of earliest event reported)

SIEBEL SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-20725	94-3187233
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2207 Bridgepointe Parkway
San Mateo, CA   94404
(Address of Principal Executive Offices, Including Zip Code)

(650) 477-5000
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 27, 2005, Siebel Systems, Inc. (the "Company") issued a press release announcing its financial results for the fourth quarter ended December 31, 2004. A copy of the press release, dated as of January 27, 2005, is furnished as Exhibit 99.1 to this Current Report and is incorporated in this Item 2.02 by reference. The press release is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) During the fourth quarter of 2004, the Company determined that it had not properly accounted for the impact of escalating lease payments in certain of its facility leases for the years ended December 31, 1998 through 2003, for each of the quarters in those years, and for each of the quarters in the nine months ended September 30, 2004, resulting in an understatement of rent expense in each of those periods and an overstatement of restructuring expense in certain periods. Accordingly, the Company's previously issued financial statements covering such periods should no longer be relied upon.

While the Company believes the impact of this error is not material to any previously issued financial statements, management determined that the cumulative adjustment required to correct this calculation error was too large to record in 2004, and voluntarily decided to correct the error through restatement of previously issued financial statements. The impact on the Company's earnings per share for each affected period was less than $0.01 per share. The Company's management identified this error without the assistance or involvement of any outside parties.

On January 26, 2005, the Company's audit committee discussed the conclusion described above with the Company's management and KPMG LLP, the Company's independent auditors. KPMG informed the audit committee that it concurs with the Company's conclusion described above. The Company expects to file an amended Form 10-K for the year ended December 31, 2003 within the next two weeks.

A reconciliation of the Company's financial statements and certain selected financial data, as originally reported, to the restated amounts is attached hereto as Exhibit 99.2 and is incorporated in this Item 4.02(a) by reference. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed herewith:

Number	Description
99.1	Press release entitled "Siebel Systems Reports Financial Results for the Quarter and Year Ended December 31, 2004" dated January 27, 2005.
99.2	Reconciliation of previously issued financial statements to the respective restated financial statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SIEBEL SYSTEMS, INC.

(Registrant)

Dated: January 27, 2005

By:	/s/ Kenneth A. Goldman

Kenneth A. Goldman
Senior Vice President, Finance and Administration and Chief Financial Officer